Exhibit 99.2

Marshalls
BED BATH &
BEYOND
BEST
BUY
TARGET
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RAMCO GERSHENSON PROPERTIES TRUST

Quarterly Financial and Operating Supplement

For the Quarter Ended June 30, 2010

Ramco-Gershenson Properties Trust
31500 Northwestern Highway
Suite 300
Farmington Hills, MI 48334
(248) 350-9900
www.rgpt.com

Ramco-Gershenson Properties Trust
Quarterly Financial and Operating Supplement
June 30, 2010 (unaudited)

TABLE OF CONTENTS		Page

Company Information		1

Quarterly & Year-to-Date Financial Results
	Consolidated Condensed Statements of Operations	2
	Consolidated Condensed Statements of Operations Detail	3
	Earnings Per Common Share	4
	Calculation of Funds from Operations and Additional Disclosures	5
	Selected Financial and Operating Ratios	6
	Consolidated Condensed Balance Sheets	7
	Consolidated Condensed Balance Sheet Detail	8

Quarterly & Year-to-Date Operating Information
	Same Property Analysis	9
	Leasing Activity Summary Total Shopping Center Portfolio	10
	Redevelopment and Development Projects	11

Debt and Market Capitalization Information
	Summary of Outstanding Debt	12
	Loan Maturity and Ammortization Schedule	12
	Market Data	14

Portfolio Information
	Property Summaries	15-17
	Top 20 Tenants	18
	Summary of Expiring GLA	19

Joint Venture Information
	Joint Venture Summary of Operations	20
	Joint Venture Balance Sheet Summary	21
	Summary of Joint Venture Debt	22
	Joint Venture Same Property Analysis	23
	Joint Venture Leasing Activity Summary	24
	Joint Venture Summary of Expiring GLA	25

Company Information:

Ramco-Gershenson Properties Trust (NYSE:RPT) headquartered in Farmington Hills, Michigan, is a self-administered and self-managed real estate investment trust engaged in the business of owning, developing, acquiring, managing and leasing community shopping centers located primarily in the Midwestern, Southeastern and Mid-Atlantic United States.

At June 30, 2010, the Company owned interests in 87 shopping centers with approximately 19.8 million square feet of gross leasable area located in Michigan, Florida, Georgia, Ohio, Wisconsin, Indiana, New Jersey, Maryland, South Carolina, Virginia, Tennessee and Illinois.

Geographic Diversification by Annualized Base Rent:

All Others
14%
Georgia
5%
Michigan
42%
Ohio
8%
Florida
31%

Investor Relations:

Dawn L. Hendershot
Director of IR and Corporate Communications
Ramco-Gershenson Properties Trust
31500 Northwestern Highway, Suite 300
Farmington Hills, MI 48334
Phone: (248) 592-6202

E-mail: dhendershot@rgpt.com
Website: www.rgpt.com

Analyst Coverage:

Deutsche Bank
Vincent Chao, CFA
212.250.6799
vincent.chao@db.com

J.P. Morgan
Michael W. Mueller, CFA
212.622.6689
michael.w.mueller@jpmorgan.com

KeyBanc Capital Markets
Todd M. Thomas, CFA
917.368.2286
tthomas@keybancm.com

RBC Capital Markets
Richard C. Moore, CFA
440.715.2646
rich.moore@rbccm.com

Stifel Nicolaus
Nathan Isbee
443.224.1346
nisbee@stifel.com

RAMCO GERSHENSON PROPERTIES TRUST

Page 1 of 1

Ramco-Gershenson Properties Trust
Consolidated Condensed Statements of Operations
For the Three and Six Months Ended June 30, 2010 (in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Increase			Increase
	2010	2009	(Decrease)	2010	2009	(Decrease)

Revenues:
Minimum rents	$20,411	$21,026	$(615)	$40,923	$42,175	$(1,252)
Percentage rents	143	27	116	216	253	(37)
Recoveries from tenants	7,522	7,873	(351)	15,297	16,898	(1,601)
Other property income	1,161	822	339	2,380	1,021	1,359
Fees and management income	1,134	1,497	(363)	2,255	2,626	(371)
Total revenues	30,371	31,245	(874)	61,071	62,973	(1,902)

Expenses:
Real estate taxes	4,466	4,564	(98)	8,961	9,141	(180)
Recoverable operating expenses	3,455	3,581	(126)	7,410	8,082	(672)
Other property operating expenses	1,136	550	586	2,157	1,529	628
Depreciation and amortization	7,556	7,823	(267)	15,318	15,561	(243)
General and administrative	4,615	4,666	(51)	8,598	8,646	(48)
Total expenses	21,228	21,184	44	42,444	42,959	(515)

Income from continuing operations before other income and expenses	9,143	10,061	(918)	18,627	20,014	(1,387)

Other income and expenses:
Other income (expense)	(303)	178	(481)	(633)	331	(964)
Gain on sale of real estate	499	53	446	499	401	98
Earnings (loss) from unconsolidated entities	(167)	337	(504)	700	857	(157)
Interest expense	(8,892)	(7,904)	(988)	(17,626)	(16,008)	(1,618)
Impairment charge on unconsolidated joint ventures	-	-	-	(2,653)	-	(2,653)
Restructuring costs and other items	-	(836)	836	-	(1,216)	1,216
Income (loss) from continuing operations	280	1,889	(1,609)	(1,086)	4,379	(5,465)

Discontinued operations:
Loss on sale of real estate	(2,050)	-	(2,050)	(2,050)	-	(2,050)
Income (loss) from operations	(32)	75	(107)	(19)	215	(234)
Income (loss) from discontinued operations	(2,082)	75	(2,157)	(2,069)	215	(2,284)

Net income (loss)	(1,802)	1,964	(3,766)	(3,155)	4,594	(7,749)
Less: Net (income) loss attributable to noncontrolling interest	761	(401)	1,162	1,431	(781)	2,212
Net income (loss) attributable to Ramco-Gershenson Properties
Trust ("RPT") common shareholders	$(1,041)	$1,563	$(2,604)	$(1,724)	$3,813	$(5,537)

Amounts attributable to RPT common shareholders:
Income from continuing operations	$893	$1,493	$(600)	$198	$3,613	$(3,415)
Income (loss) from discontinued operations	(1,934)	70	(2,004)	(1,922)	200	(2,122)
Net income (loss)	$(1,041)	$1,563	$(2,604)	$(1,724)	$3,813	$(5,537)

Property Operating Expense Recovery Ratio	95.0%	96.7%		93.4%	98.1%

Ramco-Gershenson Properties Trust
Consolidated Condensed Statesments of Operations Detail
For the Three and Six Months Ended June 30, 2010 (in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
				Increase				Increase
	2010		2009	(Decrease)	2010		2009	(Decrease)
Other property income
Lease termination income	$129		$365	$(236)	$1,178		$369	$809
Temporary income	112		96	16	207		196	11
TIF revenue	49		-	49	99		-	99
Other	871	[1]	361	510	896	[1]	456	440
Other property income	$1,161		$822	$339	$2,380		$1,021	$1,359

Fees and management income
Management fees	$730		$742	$(12)	$1,477		$1,498	$(21)
Leasing fees	322		405	(83)	549		552	(3)
Development related fees	82		287	(205)	229		436	(207)
Other	-		63	(63)	-		140	(140)
Fees and management income	$1,134		$1,497	$(363)	$2,255		$2,626	$(371)

Other income (expense)
Real estate taxes on development projects	$(317)		$-	$(317)	$(654)		$-	$(654)
Interest income	12		178	(166)	23		331	(308)
Other	2		-	2	(2)		-	(2)
Other income (expense)	$(303)		$178	$(481)	$(633)		$331	$(964)

Gain on sale of real estate
Gain on sales of non-depreciable real estate	$499		$53	$446	$499		$401	$98
Gain on sales of depreciable real estate	-		-	-	-		-	-
Gain on sale of real estate	$499		$53	$446	$499		$401	$98

Restructuring costs and other items
Strategic review and proxy contest expenses	$-		$(836)	$836	-		$(836)	$836
Restructuring expense	-		-	-	-		(380)	380
Restructuring costs and other items	$-		$(836)	$836	$-		$(1,216)	$1,216

[1] Includes $674K of lease rejection income from a bankruptcy claim in the three and six months ended June 30, 2010.

Ramco-Gershenson Properties Trust
Earnings Per Common Share ("EPS")
For the Three and Six Months Ended June 30, 2010 (in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Numerator:
Income (loss) from continuing operations before noncontrolling interest	$280	$1,889	$(1,086)	$4,379
Noncontrolling interest from continuing operations	613	(396)	1,284	(766)
Income from continuing operations available to RPT common shareholders	893	1,493	198	3,613
Discontinued operations, net of noncontrolling interest:
Loss on sale of real estate	(1,905)	-	(1,905)	-
Income (loss) from operations	(29)	70	(17)	200
Net income (loss) available to RPT common shareholders	$(1,041)	$1,563	$(1,724)	$3,813

Denominator:
Weighted-average common shares for basic EPS	34,371	18,699	32,706	18,654
Dilutive effect of securities:
Options outstanding	-	-	-	-
Weighted-average common shares for diluted EPS	34,371	18,699	32,706	18,654

Basic EPS:
Income from continuing operations attributable to RPT common shareholders	$0.03	$0.08	$0.01	$0.20
Loss from discontinued operations attributable to RPT common shareholders	(0.06)	-	(0.06)	$-
Net income (loss) attributable to RPT common shareholders	$(0.03)	$0.08	$(0.05)	$0.20

Diluted EPS:
Income from continuing operations attributable to RPT common shareholders	$0.03	$0.08	$0.01	$0.20
Loss from discontinued operations attributable to RPT common shareholders	(0.06)	-	(0.06)	-
Net income (loss) attributable to RPT common shareholders	$(0.03)	$0.08	$(0.05)	$0.20

Ramco-Gershenson Properties Trust
Calculation of Funds from Operations and Additional Disclosures
For the Three and Six Months Ended June 30, 2010 (in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
Calculation of Funds from Operations:
Net income (loss) attributable to RPT common shareholders	$(1,041)	$1,563	$(1,724)	$3,813
Add:
Rental property depreciation and amortization expense	7,366	7,699	14,951	15,309
Pro rata share of real estate depreciation from unconsolidated joint ventures	1,704	1,622	3,380	3,295
Loss on sale of depreciable real estate	2,050	-	2,050	-
Noncontrolling interest in Operating Partnership	(105)	401	(174)	781

Funds from operations	$9,974	$11,285	$18,483	$23,198

Weighted average common shares	34,371	18,699	32,706	18,654
Shares issuable upon conversion of Operating Partnership units	2,902	2,919	2,902	2,919
Dilutive effect of securities	-	-	-	-
Weighted average equivalent shares outstanding, diluted	37,273	21,618	35,608	21,573

Funds from operations per diluted share	$0.27	$0.52	$0.52	$1.08
Impairment charge on unconsolidated joint ventures	-	-	0.07	-
Funds from operations excluding impairment charge per diluted share	$0.27	$0.52	$0.59	$1.08

Dividend per common share	$0.1633	$0.2313	$0.3265	$0.4626
Payout ratio - FFO	61.0%	44.3%	62.9%	43.0%

Additional Supplemental Disclosures:
Consolidated:
Straight-line rental income	$358	$150	$881	$301
Above/below market rent amortization	(13)	8	194	21
Fair market value of interest adjustment - acquired property	110	77	182	155

Pro-rata share from Unconsolidated Joint Ventures:
Straight-line rent	25	95	140	253
Above/below market rent amortization	22	8	119	20
Fair market value of interest adjustment - acquired property	107	121	109	244

Ramco-Gershenson Properties Trust
Selected Financial and Operating Ratios
For the Three and Six Months Ended June 30, 2010 (in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009
EBITDA Calculation:

Income (Loss) from Continuing Operations	$280	$1,889	$(1,086)	$4,379
Add Back:
Impairment Charge on Unconsolidated Joint Ventures	-	-	2,653	-
Restructuring Expense	-	836	-	1,216
Income (Loss) from Discontinued Operations	(32)	75	(19)	215
Interest Expense	8,892	7,904	17,626	16,008
Depreciation and Amortization	7,556	7,823	15,318	15,561
Consolidated EBITDA	16,696	18,527	34,492	37,379

Scheduled Mortgage Principal Payments	1,182	1,359	2,331	2,524

Debt and Coverage Ratios:

Consolidated Debt to EBITDA - [1]	7.4	8.9	7.2	8.9
Interest Coverage Ratio (EBITDA / Interest Expense)	1.9	2.3	2.0	2.3
Fixed Charge Coverage Ratio (EBITDA / Interest Expense + Scheduled Mortgage Principal Pmts.)	1.7	2.0	1.7	2.0

Operating Ratios:
GAAP NOI	20,180	21,053	40,288	41,595
Operating Margin (GAAP NOI / Total Rental Revenue)	69.0%	70.8%	68.5%	68.9%

General & Administrative Expense as a Percentage of Total Rental Revenues Under Management [2]:
Revenue From REIT Properties	$29,237	$29,748	$58,816	$60,347
Revenue From Joint Venture Properties	23,753	24,804	50,167	50,289
Revenue From Non-REIT Properties Under Management Contract	881	941	1,806	1,838
Total Rental Revenues Under Management	$53,871	$55,493	$110,789	$112,474

General and Administrative Expense	$4,615	$4,666	$8,598	$8,646
General and Administrative Expense / Total Rental Revenues Under Management	8.6%	8.4%	7.8%	7.7%

[1] Consolidated debt used in the Debt to EBITDA calculation includes a capital lease obligation and is net of cash.

[2] General & administrative expense shown as a percentage of rental revenues under management which includes base rent, recoveries and other income from wholly owned properties, joint venture properties, and properties that are under management contract.

Ramco-Gershenson Properties Trust
Consolidated Condensed Balance Sheets
As of June 30, 2010 (in thousands)

	June 30,	December 31,
	2010	2009

ASSETS
Investment in real estate, net	$825,840	$804,295
Cash and cash equivalents	12,722	8,800
Restricted cash	5,949	3,838
Accounts receivable, net	30,245	31,900
Notes receivable from unconsolidated entities	-	12,566
Equity investments in unconsolidated entities	97,775	97,506
Other assets, net	38,280	39,052
Total Assets	$1,010,811	$997,957

LIABILITIES
Mortgages and notes payable	$499,877	$552,551
Accounts payable and accrued expenses	26,364	26,440
Distributions payable	6,627	5,477
Capital lease obligation	6,784	6,924
Total Liabilities	539,652	591,392

SHAREHOLDERS' EQUITY
Ramco-Gershenson Properties Trust shareholders' equity:
Common shares of beneficial interest	379	309
Additional paid-in capital	562,384	486,731
Accumulated other comprehensive loss	(916)	(2,149)
Cumulative distributions in excess of net income	(130,649)	(117,663)
Total RPT Shareholders' Equity	431,198	367,228
Noncontrolling interest	39,961	39,337
Total Shareholders' Equity	471,159	406,565
Total Liabilities and Shareholders' Equity	$1,010,811	$997,957

Ramco-Gershenson Properties Trust
Consolidated Condensed Balance Sheet Detail
As of June 30, 2010 (in thousands)

	June 30,	December 31,
	2010	2009

Investment in Real Estate:
Land	$102,641	$99,147
Buildings and improvements	819,849	818,142
Land held for development	98,541	69,936
Construction in progress	7,959	8,225
	1,028,990	995,450
Less: accumulated depreciation	(203,150)	(191,155)
Investment in real estate, net	$825,840	$804,295

Accounts Receivable:
Accounts receivable tenants, net	$12,299	$14,786
Straight-line rent receivable, net	17,946	17,114
Accounts receivable, net	$30,245	$31,900

Other Assets:
Deferred leasing costs	$42,237	$40,922
Intangible assets	5,433	5,836
Deferred financing costs	11,528	10,525
Other	6,265	6,162
	65,463	63,445
Less: accumulated amortization	(40,953)	(37,766)
	24,510	25,679
Prepaid expenses and other	13,770	13,373
Other assets, net	$38,280	$39,052

Ramco-Gershenson Properties Trust
Same Property Analysis [1]
For the Three and Six Months Ended June 30, 2010 (in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change

Number of Properties	49	49	0.0%	49	49	0.0%

Occupancy	90.9%	94.0%	-3.1%	90.9%	94.0%	-3.1%

REVENUE:
Minimum Rents	$18,348	$18,827	-2.5%	$36,752	$37,990	-3.3%
Percentage Rents	111	28	296.4%	183	221	-17.2%
Recoveries from Tenants	7,151	7,241	-1.2%	14,914	15,358	-2.9%
Other Income	147	124	18.5%	279	253	10.3%
	$25,757	$26,220	-1.8%	$52,128	$53,822	-3.1%

EXPENSES:
Real Estate Taxes	$4,300	$4,447	-3.3%	$8,629	$8,873	-2.7%
Property Operating and Maintenance	2,825	3,124	-9.6%	6,204	6,842	-9.3%
Other Operating	667	439	51.9%	1,386	1,636	-15.3%
	$7,792	$8,010	-2.7%	$16,219	$17,351	-6.5%

NET OPERATING INCOME	$17,965	$18,210	-1.3%	$35,909	$36,471	-1.5%

Operating Expense Recovery Ratio	100.4%	95.6%	4.7%	100.5%	97.7%	2.8%

[1] Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments and centers undergoing redevelopment.

Ramco-Gershenson Properties Trust
Leasing Activity Summary-Total Shopping Center Portfolio
As of June 30, 2010

	Leasing	Square	Base Rent	Prior Rent	Rent Growth	Wtd. Avg.
New leases	Transactions	Footage	PSF	PSF [1]	%	Lease Term
2nd Quarter 2010	29	152,024	$13.07	$13.42	-2.6%	7.9
1st Quarter 2010	20	140,170	$11.11	$11.54	-3.8%	7.9
Total 6 months	49	292,194	$12.13	$12.52	-3.1%	7.9

	Leasing	Square	Base Rent	Prior Rent	Rent Growth	Wtd. Avg.
Renewals	Transactions	Footage	PSF	PSF [1]	%	Lease Term
2nd Quarter 2010	48	490,900	$8.83	$8.93	-1.2%	4.1
1st Quarter 2010	89	590,303	$9.66	$11.37	-15.1%	3.2
Total 6 months	137	1,081,203	$9.28	$10.26	-9.6%	3.6

	Leasing	Square	Base Rent	Prior Rent	Rent Growth	Wtd. Avg.
Total Comparable Leases [2]	Transactions	Footage	PSF	PSF [1]	%	Lease Term
2nd Quarter 2010	77	642,924	$9.83	$9.99	-1.6%	5.0
1st Quarter 2010	109	730,473	$9.93	$11.40	-12.9%	4.1
Total 6 months	186	1,373,397	$9.89	$10.74	-8.0%	4.6

	Leasing	Square	Base Rent	Prior Rent	Rent Growth	Wtd. Avg.
Total Comparable and Non-Comparable	Transactions	Footage	PSF	PSF	%	Lease Term
2nd Quarter 2010	88	700,974	$10.61	n/a	n/a	5.9
1st Quarter 2010	111	797,831	$9.61	n/a	n/a	4.6
Total 6 months	199	1,498,805	$10.07			5.2

Notes
[1] Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
[2] Comparable leases represent those leases signed on spaces for which there was a former tenant.

Ramco-Gershenson Properties Trust
Redevelopment and Development Projects
As of June 30, 2010 (in millions)

Redevelopment Projects	RPT Ownership %	Project Description	Projected Stabilization Date	Stabilized Return on Cost [1][2]	Projected Stabilized NOI [3]	Pro Rata Stabilized NOI	Total Projected Cost[4]	Pro Rata Projected Cost	Pro Rata Cost to Date	Pro Rata Cost to Complete

West Allis Towne Centre - West Allis, WI	100%	Complete reconfiguration of center to accommodate Burlington Coat in 71,000 SF - opened, new small shop tenancies.	Q4 2010	11.1%	$1.4	$1.4	$12.2	$12.2	$10.1	$2.0

Holcomb Center - Roswell, GA	100%	Studio Movie Grill in 39,668 SF.	Q3 2010	11.5%	$0.5	$0.5	$4.2	$4.2	$3.5	$0.7

The Shops at Old Orchard - W. Bloomfield, MI	30%	Plum Market in 37,000 SF (specialty grocery) - opened, complete small shop retenancy plus façade and structural improvements.	Q4 2010	11.9%	$1.2	$0.4	$10.4	$3.1	$2.8	$0.4
Collins Pointe Plaza - Cartersville, GA	20%	Freestanding CVS, retenanting Winn Dixie and small shop space.	Q3 2010	21.0%	$0.6	$0.1	$2.9	$0.6	$0.3	$0.3
Total Current Redevelopments				12.0%	$3.7	$2.4	$29.7	$20.1	$16.7	$3.4

Development Projects		Project Description	Cost to Date

Hartland Towne Square - Hartland Twp., MI		550,000 SF power center project.	$37.4	[5]

The Town Center at Aquia - Stafford, VA		Phased mixed-use project.	$16.1	[6]

Gateway Commons - Lakeland, FL		375,000 SF power center project.	$24.1

Parkway Shops - Jacksonville, FL		350,000 SF power center project.	$13.6

Other		Various parcels near existing assets.	$7.3
Total Land Held for Development			$98.5

[1] Percentage based on actual numbers before rounding.
[2] Does not include fees earned by RPT.
[3] Represents incremental change in revenue.
[4] Represents incremental costs.
[5] Consolidated in Q1 2010. Represents RPT's controlling interest of 20% in a joint venture, plus 100% ownership of two assets held in taxable REIT subsidiaries.
[6] Does not include $23.4 million related to the phase 1 office building or $21.5 million related to the net book value of buildings and other assets at the property.

Ramco-Gershenson Properties Trust
Summary of Outstanding Debt-Consolidated Properties
As of June 30, 2010

			Balance	Stated			% of
			at	Interest	Loan	Maturity	Total
Property Name	Location	Lender or Servicer	6/30/2010	Rate	Type	Date	Indebtedness
Mortgage Debt
Parkway Shops	Jacksonville, FL	River City Signature land contract	$ 4,690,000	7.0000%	Fixed	Nov-10	0.9%
Madison Center	Madison Heights, MI	LaSalle Bank N.A.	9,291,064	7.5080%	Fixed	May-11	1.9%
Gaines Marketplace	Gaines Twp., MI	Huntington Bank	7,203,304	5.2500%	Variable	Jun-11	1.4%
Beacon Square	Grand Haven, MI	Huntington Bank	6,998,589	5.5000%	Variable	Jun-11	1.4%
Lakeshore Marketplace	Norton Shores, MI	Wells Fargo/Midland	14,473,398	7.6470%	Fixed	Aug-11	2.9%
Parkway Shops	Jacksonville, FL	St. Johns land contract	2,166,775	6.0000%	Fixed	Nov-11	0.4%
Hartland Towne Square	Hartland, MI	Huntington Bank	3,900,000	6.0000%	Variable	Dec-11	0.8%
Hartland Towne Square	Hartland, MI	Huntington Bank	4,605,000	6.0000%	Variable	Dec-11	0.9%
Sunshine Plaza	Tamarac, FL	Nationwide Life	10,997,193	7.3500%	Fixed	May-12	2.2%
Coral Creek	Coconut Creek, FL	KeyBank	9,274,339	6.7800%	Fixed	Jul-12	1.9%
The Crossroads	Royal Palm Beach, FL	L.J. Melody & Co./Salomon	11,055,732	6.5000%	Fixed	Aug-12	2.2%
East Town Plaza	Madison, WI	Citigroup Global Markets	10,835,102	5.4500%	Fixed	Jul-13	2.2%
Centre at Woodstock	Woodstock, GA	Wachovia	4,109,520	6.9100%	Fixed	Jul-13	0.8%
Kentwood Towne Centre	Kentwood, MI	Nationwide Life	9,025,156	5.7400%	Fixed	Jul-13	1.8%
Lantana Shopping Center	Lantana, FL	Key Bank	9,723,334	4.7600%	Fixed	Aug-13	1.9%
The Auburn Mile	Auburn Hills, MI	Citigroup Global Markets	7,168,534	5.3800%	Fixed	May-14	1.4%
Crossroads Centre	Rossford, OH	Citigroup Global Markets	24,969,467	5.3800%	Fixed	May-14	5.0%
Ramco Aquia Office LLC	Stafford, VA	JPMorgan Chase Bank, N.A.	14,700,000	5.7980%	Fixed	Jun-15	2.9%
Jackson West	Jackson, MI	KeyBank	17,180,000	5.2000%	Fixed	Nov-15	3.4%
West Oaks I	Novi, MI	KeyBank	27,300,000	5.2000%	Fixed	Nov-15	5.5%
New Towne Plaza	Canton Twp., MI	Deutsche Bank	19,800,000	5.0910%	Fixed	Dec-15	4.0%
Hoover Eleven	Warren, MI	Canada Life/GMAC	5,150,859	7.6250%	Fixed	Feb-16	1.0%
River City Marketplace	Jacksonville, FL	JPMorgan Chase Bank, N.A.	110,000,000	5.4355%	Fixed	Apr-17	22.0%
Hoover Eleven	Warren, MI	Canada Life/GMAC	1,991,057	7.2000%	Fixed	May-18	0.4%
Crossroads Centre Home Depot	Rossford, OH	Farm Bureau	3,922,030	7.3800%	Fixed	Dec-19	0.8%
West Oaks II and Spring Meadows Place	Novi, MI / Holland, OH	JPMorgan Chase Bank, N.A.	31,221,751	6.4950%	Fixed	Apr-20	6.2%
Subtotal Mortgage Debt			$ 381,752,204	5.8367%			76.4%

Corporate Debt
Secured Term Loan Facility [1]		KeyBank, as agent	$ 30,000,000	6.6467%	Fixed	Jun-11	6.0%
Secured Revolving Credit Facility [1]		KeyBank, as agent	60,000,000	6.5633%	Fixed	Dec-12	12.0%
Junior Subordinated Note [2]		The Bank of New York Trust Company	28,125,000	7.8700%	Fixed	Jan-38	5.6%
Subtotal Corporate Debt			$ 118,125,000	6.8956%			23.6%

Total debt			$ 499,877,204	6.0870%			100.0%

[1] Effectively converted to fixed rate through swap agreements expiring in December 2010.
[2] Fixed rate until January 30, 2013, and then at LIBOR plus 3.30%.

Ramco-Gershenson Properties Trust
Loan Maturities and Amortization Schedule-Consolidated Properties
As of June 30, 2010

					Cumulative
	Scheduled		Total	Percentage	Percentage
	Amortization	Scheduled	Scheduled	of Debt	of Debt
Year	Payments	Maturities	Maturities	Maturing	Maturing
2010	$2,501,976	$4,690,000	$7,191,976	1.4%	1.4%

2011	5,554,051	77,764,088	83,318,139	16.7%	18.1%

2012	4,974,461	89,879,686	94,854,147	19.0%	37.1%

2013	4,314,130	30,121,368	34,435,498	6.9%	44.0%

2014	3,409,783	29,676,361	33,086,144	6.6%	50.6%

2015	3,155,856	73,189,467	76,345,323	15.3%	65.9%

2016	1,263,721	-	1,263,721	0.3%	66.2%

2017	1,159,574	110,000,000	111,159,574	22.2%	88.4%

2018	1,044,700	-	1,044,700	0.2%	88.6%

2019	962,435	3,148,141	4,110,576	0.8%	89.4%

2020 +	225,378	52,842,029	53,067,407	10.6%	100.0%

Totals	$28,566,065	$471,311,140	$499,877,205

[1] Scheduled maturities in 2011 includes $30 million of Secured Term Loan Facility due June 2011.
[2] Scheduled maturities in 2012 includes $60 million which represents the balance of the Secured Revolving Credit Facility drawn as of 06/30/10 due at maturity in December 2012.

Ramco-Gershenson Properties Trust
Consolidated Market Data
As of June 30, 2010

	June 30,
	2010	2009
Market price per common share	$10.10	$10.01

Common shares outstanding	38,019,584	18,710,476
Operating Partnership Units	2,902,641	2,918,574
Total common shares and equivalents	40,922,225	21,629,050

Equity market capitalization	$413,314,473	$216,506,791

Fixed rate debt	$477,170,311	$480,208,952
Variable rate debt	22,706,893	181,967,008
Total debt	$499,877,204	$662,175,960
Capital lease obligation	$6,784,409	7,059,527
Cash and cash equivalents	(12,722,000)	(7,818,000)
Net debt	$493,939,613	$661,417,487

Equity market capitalization	$413,314,473	$216,506,791

Total market capitalization	$907,524,086	$877,927,278

Net debt to total market capitalization	54.4%	75.3%

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of June 30, 2010
						Company Owned GLA (1)
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total Center GLA (1)	Total	Anchor	Non-Anchor	Occupied	% Leased	% Occupied	ABR psf	Anchor Tenants (2)

Consolidated Portfolio

Florida
Coral Creek Shops	Coconut Creek, FL	100%	1992/2002/NA	33	109,312	109,312	42,112	67,200	98,537	90.1%	90.1%	$ 15.01	Publix
Lantana Shopping Center	Lantana, FL	100%	1959/1996/2002	22	123,610	123,610	61,166	62,444	105,436	85.3%	85.3%	11.04	Publix
Naples Towne Centre	Naples, FL	100%	1982/1996/2003	14	167,387	134,707	102,027	32,680	126,507	95.3%	93.9%	6.08	(Goodwill), Save-A-Lot, Bealls
Pelican Plaza	Sarasota, FL	100%	1983/1997/NA	25	93,598	93,598	35,768	57,830	77,602	82.9%	82.9%	9.89	Linens 'N Things (5)
River City Marketplace	Jacksonville, FL	100%	2005/2005/NA	69	881,385	538,884	323,907	214,977	518,757	96.3%	96.3%	15.66	(Wal-Mart), (Lowe's), Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy, Gander Mountain, Michaels, OfficeMax, PETsMART, Ross Dress For Less, Wallace Theaters
River Crossing Centre	New Port Richey, FL	100%	1998/2003/NA	16	62,038	62,038	37,888	24,150	58,538	94.4%	94.4%	12.18	Publix
Rivertowne Square	Deerfield Beach, FL	100%	1980/1998/NA	16	136,647	136,647	90,173	46,474	123,234	90.2%	90.2%	8.82	Beall's Outlet (6), Winn-Dixie
Southbay Shopping Center	Osprey, FL	100%	1978/1998/NA	19	96,790	96,790	31,700	65,090	77,765	80.3%	80.3%	7.83	Beall's Clearance Store
Sunshine Plaza	Tamarac, FL	100%	1972/1996/2001	28	237,026	237,026	146,409	90,617	210,898	89.0%	89.0%	8.04	Publix, Old Time Pottery
The Crossroads	Royal Palm Beach, FL	100%	1988/2002/NA	35	120,092	120,092	42,112	77,980	94,409	78.6%	78.6%	15.28	Publix
Village Lakes Shopping Center	Land O' Lakes, FL	100%	1987/1997/NA	24	186,496	186,496	125,141	61,355	94,655	50.8%	50.8%	8.46	Sweet Bay
Total / Average				301	2,214,381	1,839,200	1,038,403	800,797	1,586,338	86.4%	86.3%	$ 11.76

Georgia
Centre at Woodstock	Woodstock, GA	100%	1997/2004/NA	14	86,748	86,748	51,420	35,328	69,660	80.3%	80.3%	$ 11.36	Publix
Conyers Crossing	Conyers, GA	100%	1978/1998/NA	15	170,475	170,475	138,915	31,560	170,475	100.0%	100.0%	5.14	Burlington Coat Factory, Hobby Lobby
Horizon Village	Suwanee, GA	100%	1996/2002/NA	22	97,001	97,001	47,955	49,046	82,602	85.2%	85.2%	10.41	Publix (3)
Mays Crossing	Stockbridge, GA	100%	1984/1997/2007	20	137,284	137,284	100,244	37,040	127,384	92.8%	92.8%	6.51	ApplianceSmart Factory Outlet (3), Big Lots, Dollar Tree
Promenade at Pleasant Hill	Duluth, GA	100%	1993/2004/NA	35	287,506	287,506	199,555	87,951	136,570	47.5%	47.5%	10.32	Farmers Home Furniture, Publix
Total / Average				106	779,014	779,014	538,089	240,925	586,691	75.3%	75.3%	$ 8.12

Michigan
Beacon Square	Grand Haven, MI	100%	2004/2004/NA	16	154,703	51,387	-	51,387	45,932	89.4%	89.4%	$ 17.07	(Home Depot)
Clinton Pointe	Clinton Twp., MI	100%	1992/2003/NA	14	248,206	135,330	65,735	69,595	123,280	91.1%	91.1%	9.76	OfficeMax, Sports Authority, (Target)
Clinton Valley	Sterling Heights, MI	100%	1985/1996/2009	11	102,001	102,001	50,852	51,149	89,125	87.4%	87.4%	6.92	Hobby Lobby
Clinton Valley Mall	Sterling Heights, MI	100%	1977/1996/2002	8	99,281	99,281	55,175	44,106	99,281	100.0%	100.0%	16.13	Office Depot, DSW Shoe Warehouse
Eastridge Commons	Flint, MI	100%	1990/1996/2001	16	287,453	169,676	117,972	51,704	163,322	96.3%	96.3%	9.78	Farmer Jack (A&P) (3), Office Depot (3), (Target), TJ Maxx
Edgewood Towne Center	Lansing, MI	100%	1990/1996/2001	17	312,950	85,757	23,524	62,233	72,722	84.8%	84.8%	11.27	OfficeMax, (Sam's Club), (Target)
Fairlane Meadows	Dearborn, MI	100%	1987/2003/NA	23	338,808	137,508	56,586	80,922	125,623	91.8%	91.4%	13.10	Best Buy, Citi Trends, (Target), (Burlington Coat Factory)
Fraser Shopping Center	Fraser, MI	100%	1977/1996/NA	8	71,703	71,703	32,384	39,319	66,739	100.0%	93.1%	5.89	Oakridge Market
Gaines Marketplace	Gaines Twp., MI	100%	2004/2004/NA	15	392,169	392,169	351,981	40,188	389,169	99.2%	99.2%	4.38	Meijer, Staples, Target
Hoover Eleven	Warren, MI	100%	1989/2003/NA	48	290,687	290,687	153,810	136,877	227,222	78.2%	78.2%	12.33	Kroger, Marshalls, OfficeMax
Jackson Crossing	Jackson, MI	100%	1967/1996/2002	63	652,710	398,468	222,192	176,276	357,365	92.8%	89.7%	9.72	Kohl's, (Sears), (Target), TJ Maxx, Toys "R" Us, Best Buy, Bed Bath & Beyond, Jackson 10 Theater
Jackson West	Jackson, MI	100%	1996/1996/1999	5	210,321	210,321	194,484	15,837	190,838	90.7%	90.7%	7.11	Lowe's, Michaels, OfficeMax
Kentwood Towne Centre	Kentwood, MI	77.9%	1988/1996//NA	18	286,061	184,152	122,887	61,265	157,202	85.4%	85.4%	6.11	Hobby Lobby, OfficeMax, (Rooms Today)
Lake Orion Plaza	Lake Orion, MI	100%	1977/1996/NA	9	141,073	141,073	126,195	14,878	141,073	100.0%	100.0%	3.98	Hollywood Super Market, Kmart
Lakeshore Marketplace	Norton Shores, MI	100%	1996/2003/NA	21	474,453	347,653	258,638	89,015	340,027	97.8%	97.8%	7.93	Barnes & Noble, Dunham's, Elder-Beerman, Hobby Lobby, T J Maxx, Toys "R" Us, (Target)
Livonia Plaza	Livonia, MI	100%	1988/2003/NA	20	136,422	136,422	93,380	43,042	123,378	91.8%	90.4%	10.30	Kroger, TJ Maxx
Madison Center	Madison Heights, MI	100%	1965/1997/2000	15	227,088	227,088	167,830	59,258	183,957	81.0%	81.0%	5.81	Kmart
New Towne Plaza	Canton Twp., MI	100%	1975/1996/2005	17	189,223	189,223	126,425	62,798	162,298	93.7%	85.8%	9.68	Kohl's, Jo-Ann
Oak Brook Square	Flint, MI	100%	1982/1996/NA	20	152,373	152,373	79,744	72,629	143,773	94.4%	94.4%	8.62	TJ Maxx, Hobby Lobby
Roseville Towne Center	Roseville, MI	100%	1963/1996/2004	9	246,968	246,968	206,747	40,221	246,968	100.0%	100.0%	6.90	Marshalls, Wal-Mart, Office Depot (3)
Shoppes at Fairlane Meadows	Dearborn, MI	100%	2007/NA/NA	8	19,925	19,925	-	19,925	18,425	92.5%	92.5%	23.13
Southfield Plaza	Southfield, MI	100%	1969/1996/2003	14	165,999	165,999	128,339	37,660	161,309	97.2%	97.2%	7.64	Burlington Coat Factory, Marshalls, Staples
Tel-Twelve	Southfield, MI	100%	1968/1996/2005	21	523,411	523,411	479,869	43,542	520,411	99.4%	99.4%	10.84	Best Buy, DSW Shoe Warehouse, Lowe's, Meijer, Michaels, Office Depot, PETsMART
The Auburn Mile	Auburn Hills, MI	100%	2000/1999/NA	7	624,212	90,553	64,315	26,238	90,553	100.0%	100.0%	10.41	(Best Buy), (Target), (Meijer), (Costco), Jo-Ann, Staples
West Oaks I	Novi, MI	100%	1979/1996/2004	8	243,987	243,987	213,717	30,270	243,987	100.0%	100.0%	9.55	Best Buy, DSW Shoe Warehouse, Gander Mountain, Home Goods, Michaels, Old Navy (6)
West Oaks II	Novi, MI	100%	1986/1996/2000	30	389,094	167,954	90,753	77,201	165,946	98.8%	98.8%	17.20	(Value City Furniture), (Bed Bath & Beyond), Marshalls, (Toys "R" Us), (Kohl's), Jo-Ann
Total / Average				461	6,981,281	4,981,069	3,483,534	1,497,535	4,649,925	94.1%	93.4%	$ 9.14

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of June 30, 2010

Company Owned GLA (1)
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total Center GLA (1)	Total	Anchor	Non-Anchor	Occupied	% Leased	% Occupied	ABR psf	Anchor Tenants (2)
Ohio
Crossroads Centre	Rossford, OH	100%	2001/2001/NA	22	470,245	344,045	244,991	99,054	334,105	97.1%	97.1%	$ 9.01	Home Depot, (Target), Giant Eagle, Michaels, T J Maxx
OfficeMax Center	Toledo, OH	100%	1994/1996/NA	1	22,930	22,930	22,930	-	22,930	100.0%	100.0%	12.10	OfficeMax
Rossford Pointe	Rossford, OH	100%	2006/2005/NA	6	47,477	47,477	41,077	6,400	45,877	96.6%	96.6%	9.86	PETsMART, Office Depot (3)
Spring Meadows Place	Holland, OH	100%	1987/1996/2005	28	596,587	211,817	110,691	101,126	195,003	92.1%	92.1%	11.14	(Dick's Sporting Goods), (Best Buy), (Kroger), (Target), Ashley Furniture, OfficeMax, PETsMART, T J Maxx, (Sam's Club), (Big Lots)
Troy Towne Center	Troy, OH	100%	1990/1996/2003	18	341,719	144,610	86,584	58,026	139,670	96.6%	96.6%	6.17	(Wal-Mart), Kohl's
Total / Average				75	1,478,958	770,879	506,273	264,606	737,585	95.7%	95.7%	$ 9.18

South Carolina
Taylors Square	Taylors, SC	100%	1989/1997/2005	13	241,236	33,791	-	33,791	22,124	65.5%	65.5%	$ 16.97	(Wal-Mart)
Total / Average				13	241,236	33,791	-	33,791	22,124	65.5%	65.5%	$ 16.97

Tennessee
Northwest Crossing	Knoxville, TN	100%	1989/1997/NA	10	304,224	96,279	66,346	29,933	96,279	100.0%	100.0%	$ 8.72	(Wal-Mart), Ross Dress For Less, HH Gregg
Northwest Crossing II	Knoxville, TN	100%	1999/1999/NA	2	28,174	28,174	23,500	4,674	28,174	100.0%	100.0%	11.38	OfficeMax
Total / Average				12	332,398	124,453	89,846	34,607	124,453	100.0%	100.0%	$ 9.33

Wisconsin
East Town Plaza	Madison, WI	100%	1992/2000/2000	18	341,954	208,959	144,685	64,274	185,551	88.8%	88.8%	$ 9.24	Burlington Coat Factory, Marshalls, Jo-Ann, Borders, (Toys "R" Us), (Shopko)
Total / Average				18	341,954	208,959	144,685	64,274	185,551	88.8%	88.8%	$ 9.24

Consolidated Portfolio Subtotal / Average				986	12,369,222	8,737,365	5,800,830	2,936,535	7,892,667	90.8%	90.3%	$ 9.62

Consolidated Portfolio Under Redevelopment:
Holcomb Center	Roswell, GA	100%	1986/1996/NA	24	107,053	107,053	39,668	67,385	75,402	72.2%	70.4%	$ 10.46	Studio Movie Grill
The Towne Center at Aquia [4]	Stafford, VA	100%	1989/1998/NA	16	138,508	138,508	86,184	52,324	127,769	92.2%	92.2%	20.40	Northrop Grumman, Regal Cinemas
West Allis Towne Centre	West Allis, WI	100%	1987/1996/NA	29	315,636	315,636	179,818	135,818	270,935	90.1%	85.8%	8.25	Burlington Coat Factory, Kmart, Office Depot
Total / Average				69	561,197	561,197	305,670	255,527	474,106	87.2%	84.5%	$ 11.88

Consolidated Portfolio Subtotal / Average				1055	12,930,419	9,298,562	6,106,500	3,192,062	8,366,773	90.5%	90.0%	$ 9.75

Joint Venture Portfolio at 100%

Florida
Cocoa Commons	Cocoa, FL	30%	2001/2007/NA	23	90,116	90,116	51,420	38,696	76,020	84.4%	84.4%	$ 12.07	Publix
Cypress Point	Clearwater, FL	30%	1983/2007/NA	22	167,280	167,280	103,085	64,195	147,715	88.3%	88.3%	11.70	Burlington Coat Factory, The Fresh Market
Kissimmee West	Kissimmee, FL	7%	2005/2005/NA	17	300,186	115,586	67,000	48,586	98,811	85.5%	85.5%	12.12	Jo-Ann, Marshalls, (Target)
Marketplace of Delray	Delray Beach, FL	30%	1981/2005/NA	48	238,901	238,901	107,190	131,711	201,025	84.1%	84.1%	11.99	Office Depot, Ross Dress For Less, Winn-Dixie
Martin Square	Stuart, FL	30%	1981/2005/NA	15	331,105	331,105	291,432	39,673	301,931	91.2%	91.2%	6.24	Home Depot, Sears, Staples
Mission Bay Plaza	Boca Raton, FL	30%	1989/2004/NA	58	272,866	272,866	154,637	118,229	191,238	92.4%	70.1%	21.45	LA Fitness Sports Club, OfficeMax, Toys "R" Us
Shenandoah Square	Davie, FL	40%	1989/2001/NA	43	123,646	123,646	42,112	81,534	120,166	97.2%	97.2%	14.58	Publix
Shoppes of Lakeland	Lakeland, FL	7%	1985/1996/NA	22	312,288	188,888	122,441	66,447	155,289	96.5%	82.2%	11.93	Michaels, Ashley Furniture, (Target)
The Plaza at Delray	Delray Beach, FL	20%	1979/2004/NA	48	331,496	331,496	193,967	137,529	293,688	88.6%	88.6%	15.00	Books-A-Million, Marshalls, Publix, Regal Cinemas, Ross Dress For Less (6), Staples
Treasure Coast Commons	Jensen Beach, FL	30%	1996/2004/NA	3	92,979	92,979	92,979	-	92,979	100.0%	100.0%	12.42	Barnes & Noble, OfficeMax, Sports Authority
Village of Oriole Plaza	Delray Beach, FL	30%	1986/2005/NA	39	155,752	155,752	42,112	113,640	147,092	94.4%	94.4%	13.22	Publix
Village Plaza	Lakeland, FL	30%	1989/2004/NA	25	146,755	146,755	64,504	82,251	112,892	76.9%	76.9%	12.58	Staples
Vista Plaza	Jensen Beach, FL	30%	1998/2004/NA	10	109,761	109,761	78,658	31,103	81,347	92.3%	74.1%	10.82	Bed Bath & Beyond, Michaels
West Broward Shopping Center	Plantation, FL	30%	1965/2005/NA	19	156,236	156,236	81,801	74,435	151,242	98.7%	96.8%	10.50	Badcock, National Pawn Shop, Save-A-Lot, US Postal Service
Total / Average				392	2,829,367	2,521,367	1,493,338	1,028,029	2,171,435	90.5%	86.1%	$ 12.54

Georgia
Paulding Pavilion	Hiram, GA	20%	1995/2006/NA	12	84,846	84,846	60,509	24,337	80,896	97.7%	95.3%	$ 15.17	Sports Authority, Staples
Peachtree Hill	Duluth, GA	20%	1986/2007/NA	34	150,872	150,872	87,411	63,461	93,465	61.9%	61.9%	10.37	Kroger
Total / Average				46	235,718	235,718	147,920	87,798	174,361	74.8%	74.0%	$ 12.60

Ramco-Gershenson Properties Trust
Portfolio Summary Report
As of June 30, 2010

Company Owned GLA (1)
Property Name	Location	Ownership %	Year Built / Acquired / Renovated	Number of Units	Total Center GLA (1)	Total	Anchor	Non-Anchor	Occupied	% Leased	% Occupied	ABR psf	Anchor Tenants (2)
Illinois
Market Plaza	Glen Ellyn, IL	20%	1965/2007/1996	35	163,054	163,054	66,079	96,975	156,161	95.8%	95.8%	$ 15.01	Jewel Osco, Staples
Rolling Meadows Shopping Center	Rolling Meadows, IL	20%	1956/2008/1995	18	130,436	130,436	83,230	47,206	123,107	94.4%	94.4%	10.92	Jewel Osco, Northwest Community Hospital (6)
Total / Average				53	293,490	293,490	149,309	144,181	279,268	95.2%	95.2%	$ 13.20

Indiana
Merchants' Square	Carmel, IN	20%	1970/2004/NA	47	358,875	278,875	69,504	209,371	249,875	89.6%	89.6%	$ 10.14	(Marsh), Cost Plus, Hobby Lobby
Nora Plaza	Indianapolis, IN	7%	1958/2007/2002	25	263,838	140,038	57,713	82,325	138,809	99.1%	99.1%	13.25	(Target), Marshalls, Whole Foods
Total / Average				72	622,713	418,913	127,217	291,696	388,684	92.8%	92.8%	$ 11.25

Maryland
Crofton Centre	Crofton, MD	20%	1974/1996/NA	19	252,491	252,491	196,570	55,921	226,725	89.8%	89.8%	$ 7.31	Basics/Metro, Kmart, Gold's Gym
Total / Average				19	252,491	252,491	196,570	55,921	226,725	89.8%	89.8%	$ 7.31

Michigan
Gratiot Crossing	Chesterfield, MI	30%	1980/2005/NA	15	165,544	165,544	122,406	43,138	150,586	91.0%	91.0%	$ 8.59	Jo-Ann, Kmart
Hunter's Square	Farmington Hills, MI	30%	1988/2005/NA	36	357,302	357,302	194,236	163,066	352,521	98.7%	98.7%	16.27	Bed Bath & Beyond, Borders, Loehmann's, Marshalls, T J Maxx
Millennium Park	Livonia, MI	30%	2000/2005/NA	14	634,015	281,374	241,850	39,524	242,550	86.2%	86.2%	13.22	Home Depot, Marshalls, Michaels, PETsMART, (Costco), (Meijer)
Southfield Plaza Expansion	Southfield, MI	50%	1987/1996/2003	11	19,410	19,410	-	19,410	14,010	72.2%	72.2%	15.31
Troy Marketplace	Troy, MI	30%	2000/2005/NA	12	242,773	222,173	193,360	28,813	208,873	94.9%	94.0%	14.23	Famous Furniture, Golfsmith, LA Fitness, Nordstom Rack, PETsMART, (REI)
West Acres Commons	Flint, MI	40%	1998/2001/NA	14	95,089	95,089	59,889	35,200	82,489	86.7%	86.7%	12.48	VG's Food Center
Winchester Center	Rochester Hills, MI	30%	1980/2005/NA	16	314,409	314,409	224,356	90,053	314,409	100.0%	100.0%	13.84	Borders, Dick's Sporting Goods, Linens 'N Things (5), Marshalls, Michaels, PETsMART, (Sears)
Total / Average				118	1,828,542	1,455,301	1,036,097	419,204	1,365,438	94.0%	93.8%	$ 13.77

New Jersey
Chester Springs Shopping Center	Chester, NJ	20%	1970/1996/1999	41	224,153	224,153	81,760	142,393	198,108	88.4%	88.4%	$ 13.71	Shop-Rite Supermarket, Staples
Total / Average				41	224,153	224,153	81,760	142,393	198,108	88.4%	88.4%	$ 13.71

Ohio
Olentangy Plaza	Columbus, OH	20%	1981/2007/1997	41	231,507	231,507	116,707	114,800	211,302	91.3%	91.3%	$ 10.49	Eurolife Furniture, Marshalls, MicroCenter, Sunflower Market (3)
The Shops on Lane Avenue	Upper Arlington, OH	20%	1952/2007/2004	40	161,810	161,810	46,574	115,236	150,811	95.9%	93.2%	18.77	Bed Bath & Beyond, Whole Foods
Total / Average				81	393,317	393,317	163,281	230,036	362,113	93.2%	92.1%	$ 13.94

JV Subtotal / Average at 100%				822	6,679,791	5,794,750	3,395,492	2,399,258	5,166,132	91.2%	89.2%	$ 12.72

Joint Venture Portfolio Under Redevelopment:
Collins Pointe Plaza	Cartersville, GA	20%	1987/2006/NA	18	94,267	94,267	46,358	47,909	81,583	90.6%	86.5%	8.46	Goodwill (6)
The Shops at Old Orchard	W. Bloomfield, MI	30%	1972/2007/NA	17	76,019	76,019	36,044	39,975	69,924	94.0%	92.0%	17.12	Plum Market

Total / Average				35	170,286	170,286	82,402	87,884	151,507	92.1%	89.0%	$ 12.45

JV Total / Average at 100%				857	6,850,077	5,965,036	3,477,894	2,487,142	5,317,639	91.2%	89.1%	$ 12.71

PORTFOLIO TOTAL / AVERAGE				1912	19,780,496	15,263,598	9,584,394	5,679,204	13,684,412	90.8%	89.7%	$ 10.90

Footnotes
(1) Company Owned GLA represents gross leaseable area that is owned by the Company. Total Center GLA includes Owned GLA and square footage attributable to non-owned anchor space.
(2) Anchor tenants are any tenant over 19,000 square feet. Tenants in parenthesis own their own GLA.
(3) Tenant closed - lease obligated.
(4) The Town Center at Aquia is considered a development project by the Company.
(5) Tenant closed in Bankruptcy, Leases are guaranteed by CVS.
(6) Space delivered to tenant.

Ramco-Gershenson Properties Trust
Top 20 Tenants (ranked by annualized base rent)
As of June 30, 2010

Tenant Name	Credit Rating S&P/Moody's [1]	Number of Leases	Leased GLA SF	% of Total Company Owned GLA	Total ABR	ABR psf	% of Base Rental Revenue

Top 20 Tenants
T.J. Maxx/Marshalls	A/A3	20	636,154	4.1%	$ 5,866,497	$ 9.22	3.9%
Publix Super Market	NR/NR	12	574,794	3.7%	4,534,891	7.89	3.0%
Home Depot	BBB+/Baa1	3	384,690	2.5%	2,857,500	7.43	1.9%
Kmart/Sears	BB-/Ba2	6	618,341	4.1%	2,717,603	4.39	1.8%
OfficeMax	B/B1	11	252,045	1.7%	2,699,078	10.71	1.8%
Dollar Tree	NR/NR	26	277,516	1.8%	2,442,018	8.80	1.6%
Jo-Ann Fabrics	BB-/NR	6	218,993	1.4%	2,423,614	11.07	1.6%
Burlington Coat Factory	NR/NR	5	360,867	2.4%	2,376,333	6.59	1.6%
Staples	BBB/Baa2	10	224,292	1.5%	2,277,886	10.16	1.5%
Best Buy	BBB-/Baa2	5	176,677	1.2%	2,214,623	12.53	1.5%
PETsMART	BB/NR	7	160,428	1.1%	2,160,407	13.47	1.4%
Michaels Stores	B-/B3	9	199,724	1.3%	2,124,876	10.64	1.4%
Gander Mountain	NR/NR	2	159,791	1.0%	1,899,745	11.89	1.3%
Lowe's Home Centers	A/A1	2	270,394	1.8%	1,822,956	6.74	1.2%
Meijer	NR/NR	2	397,428	2.6%	1,697,000	4.27	1.1%
Kroger	BBB/Baa2	3	207,709	1.4%	1,676,417	8.07	1.1%
Office Depot	B/B2	7	168,832	1.1%	1,674,772	9.92	1.1%
Bed Bath & Beyond	BBB/NR	5	154,599	1.0%	1,658,456	10.73	1.1%
Hobby Lobby	NR/NR	5	276,173	1.8%	1,640,038	5.94	1.1%
LA Fitness Sports Club	NR/NR	2	76,833	0.5%	1,581,552	20.58	1.1%

Sub-Total top 20 tenants		148	5,796,280	38.0%	$ 48,346,262	$ 8.34	32.1%

Remaining tenants		1,355	7,888,132	51.7%	100,830,198	12.78	67.9%

Sub-Total all tenants		1,503	13,684,412	89.7%	$149,176,460	$ 10.90	100.0%

Vacant		409	1,579,186	10.3%	N/A	N/A	N/A

Total including vacant		1,912	15,263,598	100.0%	$149,176,460	N/A	100.0%

[1] Source: Latest Company filings per CreditRiskMonitor.

Ramco-Gershenson Properties Trust
Summary of Expiring GLA
As of June 30, 2010

	Anchor Tenants [1]					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf

(2)	-	-	0.0%	0.0%	$ -	24	48,667	0.9%	1.0%	$ 15.85	24	48,667	0.3%	0.5%	$ 15.85
2010	2	46,128	0.5%	0.5%	7.80	92	305,294	5.4%	5.1%	12.24	94	351,422	2.3%	2.7%	11.66
2011	12	424,009	4.4%	4.3%	7.70	273	888,477	15.6%	18.1%	14.98	285	1,312,486	8.6%	11.1%	12.63
2012	17	712,383	7.4%	5.9%	6.23	261	833,154	14.7%	18.9%	16.69	278	1,545,537	10.1%	12.3%	11.87
2013	27	966,086	10.1%	11.2%	8.72	216	637,835	11.2%	14.8%	17.03	243	1,603,921	10.6%	12.9%	12.03
2014	22	1,008,020	10.5%	8.1%	6.05	149	541,060	9.5%	11.3%	15.43	171	1,549,080	10.1%	9.7%	9.33
2015	26	1,027,948	10.7%	11.5%	8.43	109	417,692	7.4%	8.7%	15.36	135	1,445,640	9.5%	10.1%	10.44
2016	27	1,122,093	11.7%	12.1%	8.13	56	309,648	5.5%	7.5%	17.81	83	1,431,741	9.4%	9.8%	10.22
2017	17	646,197	6.7%	10.6%	12.39	30	140,500	2.5%	3.4%	17.81	47	786,697	5.2%	7.0%	13.35
2018	13	466,343	4.9%	6.8%	11.00	25	118,399	2.1%	2.8%	17.44	38	584,742	3.8%	4.8%	12.31
2019	10	524,180	5.5%	6.5%	9.36	21	97,848	1.7%	2.1%	15.57	31	622,028	4.1%	4.3%	10.34
2020+	31	2,120,801	22.1%	22.5%	8.10	43	281,650	5.0%	6.3%	16.44	74	2,402,451	15.7%	14.8%	9.07
Sub-Total	204	9,064,188	94.5%	100.0%	$ 8.34	1,299	4,620,224	81.5%	100.0%	$ 15.95	1,503	13,684,412	89.7%	100.0%	$ 10.90

Vacant	14	520,206	5.5%	N/A	N/A	395	1,058,980	18.5%	N/A	N/A	409	1,579,186	10.3%	N/A	N/A

Total	218	9,584,394	100.0%	100.0%	N/A	1,694	5,679,204	100.0%	100.0%	N/A	1,912	15,263,598	100%	100.0%	N/A

[1] Anchor is defined as a tenant leasing 19,000 square feet or more.
[2] Tenants currently under month to month lease or in the process of renewal.

Ramco-Gershenson Properties Trust
Joint Venture Summary of Operations
For the Three and Six Months Ended June 30, 2010 (in thousands)

For the Three Months Ended June 30, 2010

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	Other	Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Joint	Joint Ventures	Pro-Rata
	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI	Davie, FL	Ventures [1]	at 100%	Share

Total revenue	$12,886	$7,621	$507	$1,043	$604	$352	$667	$73	$23,753	$6,051

Operating expense	4,947	3,016	119	292	125	105	237	23	8,864	2,284
Depreciation and amortization	3,666	2,599	191	321	171	68	141	9	7,166	1,781
Interest expense	4,414	3,249	39	-	-	192	218	14	8,126	2,153
Total expenses	13,027	8,864	349	613	296	365	596	46	24,156	6,218

Net income (loss)	$(141)	$(1,243)	$158	$430	$308	$(13)	$71	$27	$(403)	$(167)

Ramco ownership interest	30%	20%	20%	7%	7%	40%	40%
Ramco's share of net income (loss)	$(43)	$(249)	$32	$30	$22	$(5)	$28	$18		$(167)

Add: Pro rata share of depreciation expense	1,062	497	36	22	11	27	48	6		1,709

Funds from operations contributed by joint ventures	$1,019	$248	$68	$52	$33	$22	$76	$24		$1,542

[1] Other Joint Ventures include S-12 Associates (50% Ramco ownership interest) and Ramco Jacksonville North Industrial LLC (5% Ramco ownership interest thru May 2010).

For the Six Months Ended June 30, 2010

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	Other	Total	Ramco
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Joint	Joint Ventures	Pro-Rata
	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI	Davie, FL	Ventures [1]	at 100%	Share

Total revenues	$27,886	$15,737	$1,050	$2,135	$1,171	$707	$1,353	$128	$50,167	$12,843

Operating expense	9,262	5,825	199	634	231	236	475	47	16,909	4,346
Depreciation and amortization	7,306	5,105	378	647	341	136	281	17	14,211	3,534
Interest expense	8,361	7,024	75	-	-	366	435	29	16,290	4,263
Total expenses	24,929	17,954	652	1,281	572	738	1,191	93	47,410	12,143

Net income (loss)	$2,957	$(2,217)	$398	$854	$599	$(31)	$162	$35	$2,757	$700

Ramco ownership interest	30%	20%	20%	7%	7%	40%	40%
Ramco's share of net income (loss)	$887	$(444)	$80	$60	$42	$(12)	$64	$23		$700

Add: Pro rata share of depreciation expense	2,115	974	71	45	23	53	95	9		3,385

Funds from operations contributed by joint ventures	$3,002	$530	$151	$105	$65	$41	$159	$32		$4,085

[1] Other Joint Ventures include S-12 Associates (50% Ramco ownership interest) and Ramco Jacksonville North Industrial LLC (5% Ramco ownership interest thru May 2010).

Ramco-Gershenson Properties Trust
Joint Venture Balance Sheet Summary
As of June 30, 2010 (in thousands)

	Ramco/Lion	Ramco 450	Ramco 191	Ramco	Ramco	West Acres	Shenandoah	S-12	Total
	Venture LP	Venture LLC	Venture LLC	HHF KL LLC	HHF NP LLC	Commons	Square	Associates	Joint Ventures
	Consolidated	Consolidated	Consolidated	Consolidated	Indianapolis, IN	Flint, MI	Davie, FL	Southfield, MI	at 100%
ASSETS
Investment in real estate
Land	$76,891	$50,317	$2,879	$7,601	$4,019	$1,118	$1,653	$50	$144,528
Buildings and improvements	470,274	305,797	20,620	44,574	23,518	10,104	15,200	445	890,532
Construction in progress	65	1,893	306	11	-	-	3	-	2,278
Intangible assets, net	13,432	6,951	1,026	1,096	536	42	187	29	23,299
	560,662	364,958	24,831	53,282	28,073	11,264	17,043	524	1,060,637
Less: accumulated depreciation	(53,581)	(22,299)	(1,497)	(3,430)	(1,692)	(2,234)	(3,297)	(158)	(88,188)
Investments in real estate, net	507,081	342,659	23,334	49,852	26,381	9,030	13,746	366	972,449
Cash and cash equivalents	11,447	10,280	423	1,120	191	398	922	175	24,956
Accounts receivable, net	9,652	3,858	511	243	(45)	61	312	20	14,612
Other assets, net	2,459	2,169	106	(17)	223	78	255	97	5,370

Total Assets	$530,639	$358,966	$24,374	$51,198	$26,750	$9,567	$15,235	$658	$1,017,387

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgages and notes payable	$253,607	$216,400	$8,750	$-	$-	$8,500	$11,775	$760	$499,792
Accounts payable and accrued expenses	11,882	6,756	262	626	117	257	500	258	20,658
	265,489	223,156	9,012	626	117	8,757	12,275	1,018	520,450

ACCUMULATED EQUITY (DEFICIT)	265,150	135,810	15,362	50,572	26,633	810	2,960	(360)	496,937

Total Liabilities and Accumulated Equity	$530,639	$358,966	$24,374	$51,198	$26,750	$9,567	$15,235	$658	$1,017,387

									Ramco Equity
									Investment in
EQUITY INVESTMENTS IN AND NOTES									Joint Ventures
RECEIVABLE FROM UNCONSOLIDATED ENTITIES
Equity Investments in Unconsolidated Entities	$73,402	$15,070	$2,922	$2,774	$1,744	$-	$1,142	$721	$97,775
Notes Receivable from Unconsolidated Entities	-	-	-	-	-	-	-	-	-
Total Equity Investments in and Notes
Receivable from Unconsolidated Entities	$73,402	$15,070	$2,922	$2,774	$1,744	$-	$1,142	$721	$97,775

Ramco-Gershenson Properties Trust
Summary of Joint Venture Debt
As of June 30, 2010

			Ramco				Stated	Ramco
			Ownership	Mortgage	Maturity	Loan	Interest	Share of
Property	Location	Lender or Servicer	Interest	Balance	Date	Type	Rate	Debt

Village of Oriole Plaza	Delray Beach, FL	Wachovia	30%	$11,528,874	Oct-10	Fixed	8.25%	$3,458,662
Marketplace of Delray	Delray Beach, FL	Berkadia Commercial Mortgage	30%	16,292,817	Jan-11	Fixed	7.88%	4,887,845
Peachtree Hill	Duluth, GA	KeyBank NA	20%	11,000,000	Feb-11	Variable	6.50%[1]	2,200,000
Martin Square	Stuart, FL	Berkadia Commercial Mortgage	30%	12,588,660	Aug-11	Fixed	7.44%	3,776,598
Shenandoah Square	Davie, FL	L.J. Melody & Co/Salomon	40%	11,775,146	Feb-12	Fixed	7.33%	4,710,058
Paulding Pavilion	Hiram, GA	Fifth Third Bank	20%	8,750,000	Jun-12	Variable	1.80%[2]	1,750,000
West Broward Shopping Center	Plantation, FL	Berkadia Commercial Mortgage	30%	9,447,729	Oct-12	Fixed	6.64%	2,834,319
Mission Bay Plaza	Boca Raton, FL	Wells Fargo Bank, NA	30%	43,629,802	Jul-13	Fixed	6.64%	13,088,941
Winchester Center	Rochester Hills, MI	Wachovia	30%	27,787,032	Jul-13	Fixed	8.11%	8,336,110
Hunter's Square	Farmington Hills, MI	Wachovia	30%	36,102,365	Aug-13	Fixed	8.15%	10,830,709
The Plaza at Delray	Delray Beach, FL	CIGNA	20%	47,561,239	Sep-13	Fixed	6.00%	9,512,248
Chester Springs Shopping Center	Chester, NJ	Citigroup	20%	22,522,239	Oct-13	Fixed	5.51%	4,504,448
Village Plaza	Lakeland, FL	Citigroup	30%	9,300,000	Sep-15	Fixed	5.01%	2,790,000
Millennium Park	Livonia, MI	Citigroup	30%	32,000,000	Oct-15	Fixed	5.02%	9,600,000
Rolling Meadows Shopping Center	Rolling Meadows, IL	Wells Fargo Bank, NA	20%	11,911,250	Dec-15	Fixed	5.34%	2,382,250
Southfield Plaza Expansion	Southfield, MI	GECA	50%	760,251	May-16	Fixed	5.88%[3]	380,125
Troy Marketplace	Troy, MI	Deutsche Banc	30%	21,900,000	Jun-16	Fixed	5.90%	6,570,000
Gratiot Crossing	Chesterfield Twp., MI	Deutsche Banc	30%	13,500,000	Jun-16	Fixed	5.90%	4,050,000
Crofton Centre	Crofton, MD	Citigroup	20%	17,000,000	Jan-17	Fixed	5.85%	3,400,000
Merchants' Square	Carmel, IN	TIAA-CREF	20%	32,700,000	May-17	Fixed	6.04%	6,540,000
The Shops on Lane Avenue	Upper Arlington, OH	Principal Global Investors	20%	27,600,000	Jan-18	Variable	5.95%[4]	5,520,000
Olentangy Plaza	Columbus, OH	Principal Global Investors	20%	21,600,000	Jan-18	Variable	5.88%[4]	4,320,000
Market Plaza	Glen Ellyn, IL	Principal Global Investors	20%	24,505,000	Jan-18	Variable	5.88%[4]	4,901,000
Treasure Coast Commons	Jensen Beach, FL	GE Group Life Assurance	30%	8,415,000	Jun-20	Fixed	5.54%	2,524,500
Vista Plaza	Jensen Beach, FL	First Colony Life Insurance	30%	11,115,000	Jun-20	Fixed	5.54%	3,334,500
West Acres Commons	Flint, MI	Midland Loan Services	40%	8,499,823	Apr-30	Fixed	10.14%	3,399,929

				$499,792,227				$129,602,242

[1] Interest rate is variable based on LIBOR plus 4.50% and has a 2.00% LIBOR floor.
[2] Interest rate is variable based on LIBOR plus 1.45%.
[3] Resets per formula annually each June 1.
[4] Interest rate is fixed for five years and then lender has right to reset interest rate in 2013.

Ramco-Gershenson Properties Trust
Joint Venture Same Property Analysis [1]
For the Three and Six Months Ended June 30, 2010 (in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2010	2009	% Change	2010	2009	% Change

Number of Properties	30	30	0	30	30	0

Occupancy	89.3%	89.7%	-0.4%	89.3%	89.7%	-0.4%

REVENUE:
Minimum Rents	$15,126	$16,054	-5.8%	$30,577	$32,286	-5.3%
Percentage Rent	99	88	12.5%	129	110	17.1%
Recoveries from Tenants	5,155	5,341	-3.5%	10,539	11,021	-4.4%
Other Income	179	121	47.9%	399	218	83.0%
	$20,559	$21,604	-4.8%	$41,644	$43,635	-4.6%

EXPENSES:
Real Estate Taxes	$3,562	$3,533	0.8%	$7,089	$7,109	-0.3%
Property Operating and Maintenance	2,238	2,167	3.3%	4,636	4,627	0.2%
Other Operating [2]	1,889	1,662	13.7%	3,255	3,121	4.3%
	$7,689	$7,362	4.5%	$14,980	$14,857	0.8%

NET OPERATING INCOME	$12,870	$14,242	-9.6%	$26,664	$28,778	-7.3%

Operating Expense Recovery Ratio	88.9%	93.7%	-4.8%	89.9%	93.9%	-4.0%

[1] Excludes straight-line rent, above/below market rent, lease termination fees, prior year adjustments and centers undergoing redevelopment.
[2] Includes on-time, bad debt expense of $367.6k related to a tenant dispute.

Ramco-Gershenson Properties Trust
Joint Venture Leasing Activity Summary
As of June 30, 2010

	Leasing	Square	Base Rent	Prior Rent	Rent Growth	Wtd. Avg.
New leases	Transactions	Footage	PSF	PSF [1]	%	Lease Term
2nd Quarter 2010	19	114,143	$13.72	$14.35	-4.4%	8.4
1st Quarter 2010	6	30,097	$12.17	$11.86	2.6%	8.1
Total 6 months	25	144,240	$13.40	$13.83	-3.1%	8.3

	Leasing	Square	Base Rent	Prior Rent	Rent Growth	Wtd. Avg.
Renewals	Transactions	Footage	PSF	PSF [1]	%	Lease Term
2nd Quarter 2010	28	227,346	$9.55	$9.47	0.8%	4.4
1st Quarter 2010	33	187,849	$12.35	$15.53	-20.5%	3.1
Total 6 months	61	415,195	$10.82	$12.21	-11.4%	3.8

	Leasing	Square	Base Rent	Prior Rent	Rent Growth	Wtd. Avg.
Total Comparable Leases [2]	Transactions	Footage	PSF	PSF [1]	%	Lease Term
2nd Quarter 2010	47	341,489	$10.94	$11.10	-1.4%	5.7
1st Quarter 2010	39	217,946	$12.33	$15.02	-17.9%	3.8
Total 6 months	86	559,435	$11.48	$12.63	-9.1%	5.0

	Leasing	Square	Base Rent	Prior Rent	Rent Growth	Wtd. Avg.
Total Comparable and Non-Comparable	Transactions	Footage	PSF	PSF	%	Lease Term
2nd Quarter 2010	54	366,245	$11.56	n/a	n/a	6.3
1st Quarter 2010	41	285,304	$10.84	n/a	n/a	5.3
Total 6 months	95	651,549	$11.25			5.8

Notes
[1] Prior rent represents minimum rent, if any, paid by the prior tenant in the final 12 months of the term.
[2] Comparable leases represent those leases signed on spaces for which there was a former tenant.

Ramco-Gershenson Properties Trust
Joint Venture Summary of Expiring GLA
As of June 30, 2010

	Anchor Tenants [1]					Non-Anchor Tenants					All Leases

Expiration Year	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf	Number of Leases	Square Feet	% of SF	% of ABR	ABR psf

(2)	-	-	0.0%	0.0%	$ -	9	22,917	0.9%	1.2%	$ 18.81	9	22,917	0.4%	0.6%	$ 18.81
2010	1	22,128	0.6%	0.5%	7.05	49	186,075	7.5%	6.1%	12.09	50	208,203	3.5%	3.6%	11.56
2011	4	147,727	4.2%	4.5%	9.05	129	347,457	14.0%	16.9%	17.85	133	495,184	8.3%	11.3%	15.36
2012	5	224,553	6.5%	5.3%	7.32	114	362,438	14.6%	17.7%	17.95	119	586,991	9.8%	12.1%	13.88
2013	11	437,427	12.6%	13.3%	9.39	97	267,635	10.8%	14.0%	19.13	108	705,062	11.8%	13.6%	13.09
2014	11	361,573	10.4%	8.6%	7.35	68	238,377	9.6%	11.5%	17.65	79	599,950	10.1%	10.2%	11.45
2015	13	517,523	14.9%	15.0%	8.99	55	208,666	8.4%	9.5%	16.65	68	726,189	12.2%	12.0%	11.19
2016	10	358,950	10.3%	12.2%	10.51	22	133,359	5.4%	6.6%	18.03	32	492,309	8.3%	9.1%	12.54
2017	5	134,910	3.9%	6.6%	15.15	17	69,490	2.8%	4.2%	22.02	22	204,400	3.4%	5.3%	17.49
2018	4	177,514	5.1%	6.0%	10.43	12	65,308	2.6%	2.9%	16.53	16	242,822	4.1%	4.3%	12.07
2019	5	201,705	5.8%	7.8%	11.98	13	43,839	1.8%	2.4%	20.37	18	245,544	4.1%	4.9%	13.48
2020+	12	648,284	18.6%	20.3%	9.60	21	139,784	5.6%	7.0%	18.46	33	788,068	13.2%	13.0%	11.17
Sub-Total	81	3,232,294	92.9%	100.0%	$ 9.57	606	2,085,345	84.0%	100.0%	$ 15.94	687	5,317,639	89.2%	100.0%	$ 12.71

Vacant	9	245,600	7.1%	N/A	N/A	161	401,797	16.0%	N/A	N/A	170	647,397	10.8%	N/A	N/A

Total	90	3,477,894	100.0%	100.0%	N/A	767	2,487,142	100.0%	100.0%	N/A	857	5,965,036	100.0%	100.0%	N/A

[1] Anchor is defined as a tenant leasing 19,000 square feet or more.
[2] Tenants currently under month to month lease or in the process of renewal.

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